Exhibit 10.3

N30 PHARMACEUTICALS, INC.

2012 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

N30 Pharmaceuticals, Inc. (the “Company”) hereby grants to the Grantee listed below (the “Grantee”) an option (the “Option”) to purchase the number shares of Common Stock (“Stock”) of the Company set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Option Agreement”) including the Exhibits attached hereto, as follows:

Grantee:

Grant Date:

Total Shares of Stock Subject to Option:

Exercise Price Per Share of Stock:	$

Type of Option (check one):	☐ Incentive Option ☐ Nonqualified Option

Vesting Commencement Date:

Option Vesting Schedule:                                                                                                                                                   A portion of the Option equal to twenty-five percent (25%) of the shares of Stock subject to the Option (rounded down to the next whole number of shares) shall vest on the first anniversary of the Vesting Commencement Date and 1/48th of the shares of Stock subject to the Option shall vest monthly thereafter so that one hundred percent (100%) of the shares of Stock subject to the Option are vested on the fourth anniversary of the Vesting Commencement Date, so long as the Grantee’s Continuous Service Status has not terminated at each such vesting date (unless otherwise determined by the Committee).

By their signatures below, the Company and the Grantee agree that the Option is subject to this Option Agreement, including all the Exhibits attached hereto and incorporated herein, and the provisions of the Plan.  In the event there is a conflict or inconsistency between any provision in this Option Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms used in this Option Agreement that are not otherwise defined herein shall have the same meanings as defined in the Plan.  The Grantee acknowledges receipt of copies of both this Option Agreement (including all applicable Exhibits) and the Plan, and hereby accepts the Option subject to all of their terms and conditions.

GRANTEE	COMPANY

[Insert Name]	N30 PHARMACEUTICALS, INC.

By:
Signature	Name:
Title:

Date
Address:

Address	Date:

EXHIBIT A

N30 PHARMACEUTICALS, INC.

2012 STOCK INCENTIVE PLAN

TERMS AND CONDITIONS OF OPTION

The terms and conditions set forth in this Exhibit A constitute part of the Option Agreement.

1.                                      Grant of Option.  The Company has granted to the Grantee an Option to purchase all or any portion of the number of shares of Stock at the Exercise Price per share stated on the first page of this Option Agreement.  If the box marked “Incentive Option” on the first page hereof is checked, then this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of l986, as amended (the “Code”).  If this Option fails in whole or in part to qualify as an incentive stock option, or if the box marked “Nonqualified Option” on the first page hereof is checked, then this Option shall to that extent constitute a nonqualified stock option.

2.                                      Terms and Conditions.  It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

(a)                                 Expiration Date.  The Option shall expire ten (10) years after the Grant Date indicated on the first page of this Option Agreement, provided that if the Option is designated as an Incentive Option and the Grantee is a 10% Shareholder, the Option will expire five (5) years after such Grant Date.

(b)                                 Vesting of Options.  This Option shall vest and become exercisable as set forth on the first page of this Option Agreement.  No portion of the Option shall vest after the date that Grantee’s Continuous Service Status (as defined below) terminates for any reason (the “Termination Date”), but this Option shall continue to be exercisable in accordance with Section 2(f) below with respect to that number of shares of Stock that have vested as of Grantee’s Termination Date.  For purposes of this Option Agreement, “Continuous Service Status” means the absence of any interruption or termination of service as an employee, a member of the Board, or a consultant of the Company.  Continuous Service Status shall not be considered interrupted or terminated in the case of (1) Company approved sick leave; (2) military leave; or (3) any other bona fide leave of absence approved by the Company, provided that such leave is not for a period in excess of ninety (90) days, unless reemployment is guaranteed by contract, statute or Company policy.  Continuous Service Status shall not be considered interrupted or terminated in the case of a transfer between the Company and its Affiliates, or a change in status from or to employee, director or consultant.

(c)                                  Accelerated Vesting Upon a Change of Control.  Notwithstanding Section 2(b) above, the Option will be deemed fully vested if, within twelve (12) months following a Change of Control of the Company, Grantee’s employment is terminated (i) by the Company without Cause or (ii) Grantee resigns for Good Reason.  For purposes of this Option Agreement, the following definitions shall apply:

(i)                                     “Change of Control” means (A) a Sale of the Company; or (B) the closing of an underwritten public offering pursuant to an effective registration statement filed by the Company (or any successor entity) under the Securities Act of 1933, as amended.

(ii)                                  “Cause” means that the Company determined in good faith that (A) Grantee engaged in gross negligence or misconduct (including, without limitation, any act of unlawful discrimination or harassment) which is or could be injurious to the Company or a parent, affiliate or subsidiary of the Company, monetarily or otherwise; (B) Grantee has committed fraud, embezzlement or any other act of dishonesty against the Company, or breached a fiduciary duty to the Company; (C) Grantee has been convicted of, or plead “guilty,” “no contest,” or “nolo contendere” to any felony or crime involving dishonesty; (D) Grantee materially breached his/her employment agreement or engaged in prohibited activity which is set forth in any other written policy of the Company or agreement between Grantee and the Company, which breach or prohibited activity was not corrected by Grantee (if correctable) within ten (10) days after receiving written notice of such breach or activity from the Company; or (E) Grantee has engaged in acts or omissions of moral turpitude that would or could embarrass the Company, or adversely affect the business or reputation of the Company.

(iii)                               “Good Reason” means (A) a ten percent (10%) or more reduction in Grantee’s salary to which Grantee has not consented; (B) a material diminution in Grantee’s authority, duties or responsibilities without Grantee’s consent (which shall not include a change in reporting obligations resulting from a Change of Control); (C) a requirement by the Company, without Grantee’s consent, that Grantee’s primary work site be relocated to a site that is more than twenty five (25) miles away from Grantee’s work site prior to the Change of Control; or (D) any other action or inaction that constitutes a material breach by the Company of Grantee’s employment agreement, if any.

(d)                                 Exercise of Option.  Subject to the other terms of this Agreement and the Plan, Grantee may exercise all or any part of the Option, to the extent then vested, by delivery to the Company of an executed Exercise Agreement in the form attached hereto as Exhibit B, specifying the number of shares of Stock as to which the Option is being exercised.  Upon the valid exercise of all or any part of the Option, the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Grantee, subject to the other terms and conditions of this Agreement and the Plan.

(e)                                  Consideration.  At the time of any exercise of the Option, the Exercise Price for the portion of the Option being exercised shall be paid to the Company in United States dollars by personal check, bank draft or money order, or with the consent of the Committee in its sole discretion, (i) surrender of other shares of Stock which have a Fair Market Value on the date of surrender equal to the Exercise Price of the shares of Stock as to which the Option is being exercised, (ii) surrender of shares of Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the exercised portion of the Option; or (iii) any combination of the foregoing methods of payment.

(f)                                   Exercise Upon Termination of Relationship.  No shares of Stock may be purchased under the Option following the Grantee’s Termination Date, except as follows:

(i)                                     In the event the Grantee’s Termination Date occurs due to the Grantee’s death or disability (as determined in the good faith discretion of the Company’s Board of Directors), the Option may be exercised, to the extent then exercisable under Section 2(b) or 2(c) hereof, until the expiration of the stated period of the Option or the end of the six (6) month period commencing on the Termination Date, whichever period is shorter.

(ii)                                  In the event the Grantee’s Termination Date occurs due to termination by the Company or an Affiliate for any reason other than as a result of the Grantee’s death or disability or for Cause, the Option may be exercised, to the extent then exercisable under Section 2(b) or 2(c) hereof, until the expiration of the stated period of the Option or the end of the three (3) month period commencing on the Termination Date, whichever period is shorter.

(iii)                               In the event the Grantee’s Termination Date occurs due to the Grantee’s termination by the Company or an Affiliate for Cause, the Option shall automatically, and without any further action required by the Company, terminate on the Termination Date and no shares of Stock may thereafter be purchased under the Option.

(g)                                  Nontransferability.  The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Grantee, only by him; provided that the Option may be exercised after the Grantee’s death by the beneficiary most recently named by the Grantee in a written designation thereof filed by the Grantee with the Company, or if none, as designated by the Participant by will or by the laws of descent and distribution.

(h)                                 Withholding Taxes.  In no event shall Stock be delivered to the Grantee until the Grantee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.

(i)                                     No Rights as Stockholder.  Neither the Grantee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a stockholder with respect to any such shares, until the Grantee has exercised the Option in accordance with the provisions hereof and of the Plan.

(j)                                    No Right to Continued Employment.  Neither the Option nor any terms contained in this Agreement shall confer upon the Grantee any express or implied right to be retained in the employment of or in a consulting relationship with the Company or an Affiliate for any period or at all, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment or consulting relationship at any time with or without cause.  The Grantee acknowledges and agrees that any right to exercise the Option is earned only by continuing to provide services to the Company and its Affiliates, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the Option, or acquiring shares of Stock hereunder.

(k)                                 Inconsistency with Plan.  Notwithstanding any provision herein to the contrary, the Option provides the Grantee with no greater rights or claims than are specifically provided for under the Plan.  If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

(l)                                     Compliance with Laws and Regulations.  The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal, state and other laws, rules and regulations; and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable.  Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of shares of Stock upon any national securities exchange or under any state, Federal or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for shares of Stock to the Grantee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

3.                                      Investment Representation.  If, at the time of exercise of all or part of the Option, the Stock is not registered under the Securities Act of 1933 (the “Securities Act”) and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Grantee shall execute, prior to the issuance of any shares of Stock to the Grantee by the Company, an agreement (in such form as the Committee may specify) in which the Grantee, among other things, represents, warrants and agrees that the Grantee is purchasing or acquiring the shares acquired under this Agreement for the Grantee’s own account, for investment only and not with a view to the resale or distribution thereof, that the Grantee has knowledge and experience in financial and business matters, that the Grantee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Grantee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Grantee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

4.                                      Lock-Up Period.  In the event and to the extent requested by the managing underwriter or, if the securities of the Company are not being disposed of in an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission, if requested by the Company, the Grantee agrees not to offer, pledge, lend, sell, contract to sell, make any short sale of, grant any option, right or warrant for the purchase of, enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or otherwise transfer or dispose, directly or indirectly, of any securities of the Company, for the thirty (30) days prior to and the ninety days (90) days (one hundred and eighty (180) days in the case of the initial public offering of the common stock of the Company pursuant to an effective registration statement filed with the Securities Exchange Commission) after the effectiveness of the registration statement pursuant to which such public offering shall be made (or such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter or, as the case may be, the Company in order to complete the sale and distribution of the securities included in such public offering; provided that in no event shall such shorter period of time with respect to the Grantee be shorter than any such period for any other stockholder of the Company); provided that the limitations contained in this Section 4 shall not apply to the extent the Grantee is prohibited by applicable law from so withholding such securities from sale during such period.

5.                                      Purchase Option.

(a)                                 Upon the Grantee’s Termination Date, the Company, or its assignee, shall have the right, but not the obligation, to purchase from Grantee, or Grantee’s personal representative, as the case may be, any or all of the shares of Stock which have been purchased by Grantee pursuant to exercise of the Option, on the terms set forth herein (the “Purchase Option”).

(b)                                 The Company may exercise its Purchase Option by delivering, personally or by registered mail, to Grantee (or his or her transferee or personal representative, as the case may be), within ninety (90) days following Grantee’s Termination Date, or if later, ninety (90) days after the date Grantee exercises such Option, a notice in writing indicating the Company’s intention to exercise the Purchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice, at a purchase price determined in accordance with subparagraph 5(b)(i) or (ii) below, as applicable:

(i)                                     If Grantee’s Termination Date is due to any circumstances not described in Section 5(b)(ii), the purchase price to be paid by the Company for shares of Stock to be purchased by the Company pursuant to this Section 5(b) shall be the Fair Market Value of such shares as of Grantee’s Termination Date.

(ii)                                  If Grantee’s Termination Date is due to the termination of Grantee’s employment by the Company or an Affiliate for Cause, the purchase price to be paid by the Company for shares of Stock pursuant to this Section 5(b) shall be the lesser of: (A) the Fair Market Value of such shares on Grantee’s Termination Date and (B) the original Exercise Price stated on the first page of this Option Agreement.

6.                                      Company’s Right of First Refusal.  (a) The Stock acquired pursuant to the exercise of this Option may be sold by the Grantee only in compliance with the provisions of this Section 6.  Prior to any intended sale, the Grantee shall first give written notice (the “Offer Notice”) to the Company specifying (i) his or her bona fide intention to sell or otherwise transfer such Stock, (ii) the name and address of the proposed purchaser(s), (iii) the number of shares of Stock the Grantee proposes to sell (the “Offered Shares”), (iv) the price for which he or she proposes to sell the Offered Shares, and (v) all other material terms and conditions of the proposed sale.  Within thirty (30) days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the “Acceptance Notice”) to the Grantee specifying the number of Offered Shares that the Company or its nominees elect to purchase.  Within fifteen (15) days after delivery of the Acceptance Notice to the Grantee, the Company and/or its nominee(s) shall deliver to the Grantee payment of the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 6, against delivery by the Grantee of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be.  Payment shall be made on the same terms as set forth in the Offer Notice or, at the election of the Company or its nominees(s), by check or wire transfer of funds.  If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, the Grantee shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer Notice or at a higher price and on the terms and conditions set forth in the Offer Notice; provided, however, that such sale or other transfer must be consummated within sixty (60) days from the date of the Offer Notice and any proposed sale after such sixty (60) day period may be made only by again complying with the procedures set forth in this Section 6.  Any transferee of the Offered Shares pursuant to this Section 6 shall hold the Offered Shares subject to the terms and conditions of this Option Agreement and no further transfer of the Offered Shares may be made without complying with the provisions of this Section 6.  The Company may assign its rights under this Section 6 without the consent of the Grantee.

(b)                                 Notwithstanding the forgoing, the Grantee may transfer all or any portion of the Stock to a trust established for the sole benefit of the Grantee and/or his or her spouse or children without such transfer being subject to the right of first refusal set forth in this Section 6, provided that the Stock so transferred shall remain subject to the terms and conditions of this Option Agreement and no further transfer of such Stock may be made without complying with the provisions of this Section 6.

(c)                                  Notwithstanding the foregoing and anything contained herein to the contrary, the Company’s right of first refusal pursuant to this Section 6 shall expire upon the occurrence of an initial public offering for the Stock.

7.                                      Restrictions on Transfer of Stock.  The Grantee shall not transfer shares of Stock received by the Grantee (or any interest or right in such shares) except: (a) to the Company; (b) pursuant to a registration statement filed pursuant to the Securities Act or, at any time after an initial public offering of the Company, pursuant to Rule 144 under the Securities Act in an unsolicited brokerage transaction to the public; (c) following his death, by will or intestacy to the Grantee’s beneficiary, legal representative, heir or legatee; (d) as a gift or gifts during the Grantee’s lifetime to the Grantee’s spouse, children or grandchildren, or to a trust, partnership or other legal entity for the benefit of, or in which the only partners or members are, the Grantee and/or any of the foregoing, provided that the donee of such shares agrees to be bound by the provisions of this Agreement; or (e) pursuant to Section 8 of this Agreement.  Additionally, any shares of Stock received by the Grantee or any other person entitled to exercise the Option under Section 2(g) hereof upon exercise of the Option (or any interest or right in such shares) cannot be transferred in any manner except as permitted by the bylaws of the Company and any other agreements (e.g., stockholders agreement) to which the Grantee is a party.

8.                                      Drag-Along Rights.  (a)  In connection with a Sale of the Company approved by the Board of Directors of the Company, the Grantee shall (if applicable) vote for, consent to, raise no objections against and take all actions necessary or desirable to the Company in consummating such sale, including, if such sale is structured as a merger or consolidation, waiving any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, or if such sale is structured as a sale of equity, agreeing to sell all of the Grantee’s equity securities on the same terms and conditions approved by and applicable to the other shareholders of the Stock, as the case may be.  In order to effect the foregoing covenant, the Grantee hereby grants to the Company with respect to all of Grantee’s Stock an irrevocable proxy (which is deemed to be coupled with an interest) with respect to any stockholder vote or action by written consent solely to effect such Sale of the Company in compliance with this Section 8.

(b)                                 The Company and the Grantee each hereby agree to cooperate fully (including by waiving any other appraisal rights to which the Grantee may be entitled under applicable law and the Grantee does hereby waive all such appraisal rights) with the purchaser in any such Sale of the Company and, to execute and deliver all documents (including purchase agreements) and instruments as such purchaser reasonably requests to effect such Sale of the Company including, without limitation, the making of representations and warranties as to due incorporation, existence and good standing, power and authority of the Grantee, and ownership of Stock and the granting of all indemnifications and the execution of all agreements (including, without limitation, participating in any escrow arrangements to the extent of their respective pro rata portion) and similar arrangements which the other shareholders of the Stock are making or executing.

9.                                      Representations of the Grantee; Restrictive Legends.  (a) The Grantee hereby acknowledges receipt of a copy of the Plan, and represents that he is familiar with the terms and provisions thereof.  The Grantee hereby represents and acknowledges that he has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan and this Agreement.  The Grantee hereby agrees to be bound by all of the terms and provisions of the Plan and this Agreement, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 14(c) of the Plan as in effect on the date hereof.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board made upon any questions arising under the Plan or this Agreement, or otherwise relating to the Option.  None of the shares of Option Stock shall be transferred on the Company’s books nor shall the Company recognize any purported transfer of any such shares or any interest therein unless and until all applicable provisions of Sections 4, 5, 6, 7, 8 and 9 of this Agreement have been complied with in all respects.

(b)                                 The Grantee hereby acknowledges that federal securities laws and the securities laws of the state in which he or she resides may require the placement of certain restrictive legends upon the Stock issued upon exercise of the Option.  The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Stock together with any other legends that may be required by the Company or by state or federal securities laws:

“THE STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH STOCK MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

In addition, all stock certificates evidencing the Stock shall be imprinted with a legend substantially as follows:

“THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION AND/OR ITS NOMINEE(S), AS SET FORTH IN A STOCK OPTION AGREEMENT DATED AS OF                                     .  TRANSFER OF THE STOCK MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.  SUCH TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.”

10.                               Notices.  Any notice or other communication required or permitted hereunder shall be in writing and in accordance with the Plan, and, if to the Company, may be sent to the Company, c/o N30 Pharmaceuticals, Inc., attention: Chief Financial Officer, by facsimile at 303-440-8399, or delivered in person, or sent by certified or registered mail or overnight courier, prepaid, addressed as follows: 3122 Sterling Circle, Suite 200, Boulder, CO 80301 and, if to the Grantee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

11.                               Governing Law.  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

12.                               Severability.  If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

13.                               Modification.  Except as otherwise permitted by the Plan, this Agreement may not be materially modified or materially amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

14.                               Counterparts.  This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

EXHIBIT B

N30 PHARMACEUTICALS, INC.

2012 STOCK INCENTIVE PLAN

EXERCISE AGREEMENT

This Exercise Agreement is made by and between N30 Pharmaceuticals, Inc. (the “Company”) and                            (“Grantee”).  Capitalized terms used herein without definition shall have the meanings given in the N30 Pharmaceuticals, Inc. 2012 Stock Incentive Plan (the “Plan”) and Grantee’s Option Agreement dated                  (the “Option Agreement”).

1.                                      Exercise of Option.  Subject to the terms of the Plan and the Option Agreement, Grantee elects to exercise his or her Option to purchase          shares of Stock at a per share exercise price of $            , and a total purchase price of $                  .  Grantee acknowledges that the Stock will not be transferred to Grantee until all tax withholding obligations have been satisfied in accordance with the provisions of Section 2(h) of Exhibit A of the Option Agreement.

2.                                      Representations of Grantee.  Grantee acknowledges that he or she has received, read and understood the Plan and the Option Agreement.  Grantee agrees to abide by and be bound by the terms of the Plan and the Option Agreement, which terms are incorporated herein by reference.  Grantee acknowledges that the Stock he or she will receive pursuant to exercise of the Option is subject to certain restrictions and limitations, as set forth in the Option Agreement and incorporated herein by reference, including (i) a “lock-up period” restricting the transfer of Grantee’s Stock for a period of time before or after a public offering of the Company’s Stock (Section 4); (ii) the Company’s right to purchase Grantee’s Stock following the termination of Grantee’s relationship with the Company (Section 5); (iii) the Company’s right of first refusal to purchase Stock that Grantee intends to sell (Section 6); (iv) restrictions on Grantee’s ability to transfer Stock (Section 7); and (v) “drag-along rights” which obligates Grantee to sell his or her Stock on the same terms and conditions applicable to other shareholders in the event of a Sale of the Company (Section 8).

3.                                      Investment Representations.  (a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock.  Grantee is acquiring the Stock for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Grantee acknowledges and understands that the Stock constitutes “restricted securities” under the Securities Act and has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein.  Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Stock, or for a period of one year or any other fixed period in the future.  Grantee further understands that the Stock must be held indefinitely unless such Stock is subsequently registered under the Securities Act or an exemption from such registration is available.  Grantee further acknowledges and understands that the Company is under no obligation to register the Stock.  Grantee understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless such Stock is registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

(c)                                  Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Grantee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Stock exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); (2) the availability of certain public information about the Company, (3) the amount of Stock being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

(d)                                 Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

4.                                      Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Agreement, the Plan, and the Option Agreement (together with all applicable Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof.

The Company and Grantee have executed this Exercise Agreement on the date(s) set forth below.

GRANTEE	COMPANY

[Insert Name]	N30 PHARMACEUTICALS, INC.

By:
Signature	Name:
Title:

Date
Address:

Address	Date:

Spousal Consent (if applicable, see below)

I,                               , spouse of Grantee, have read and hereby approve the foregoing Exercise Agreement, including the underlying terms of the Option disclosed in the Option Agreement.  In consideration of the Company’s granting Grantee the right to purchase the shares of Stock as set forth in the Option Agreement, I hereby agree to be irrevocably bound by the terms of the Option Agreement and further agree that any community property or similar interest that I may have in the Stock shall similarly be bound by the terms of the Option Agreement.  I hereby appoint Grantee as my attorney-in-fact with respect to any amendment or exercise of any rights under the Option Agreement.

Spouse of Grantee:

Date:

Note: If Grantee is married on the exercise date of this Agreement (and such Grantee is a resident of a community property law state such as Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, Wisconsin, or the Commonwealth of Puerto Rico), such Spousal Consent form shall be executed and delivered to the Company, effective on the date hereof.